UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03379

PERMANENT PORTFOLIO FAMILY OF FUNDS

(Exact Name of Registrant as specified in charter)

600 Montgomery Street, Suite 4100, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

MICHAEL J. CUGGINO, 600 Montgomery Street, Suite 4100, San Francisco, California 94111

(Name and Address of Agent For Service)

Registrant’s telephone number, including area code: (415) 398-8000

Date of fiscal year end:                                             January 31, 2017

Date of reporting period:                                          January 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders of Permanent Portfolio Family of Funds (“Registrant”) for the fiscal year ended January 31, 2017 is attached hereto.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer (“Code of Ethics for Executive Officers”).

(b)	No response required.

(c)	The Registrant has not made amendments to its Code of Ethics for Executive Officers during the fiscal year ended January 31, 2017.

(d)	The Registrant has not granted any waivers from any provisions of its Code of Ethics for Executive Officers during the fiscal year ended January 31, 2017.

(e)	Not applicable.

(f)

A copy of the Registrant’s Code of Ethics for Executive Officers, adopted September 21, 2015, is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics for Executive Officers is available, without charge and upon request, by writing or calling the Registrant’s Shareholder Services Office at (800) 531-5142.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (“Board”) has determined that no member of its Audit Committee qualifies as an “audit committee financial expert” (“ACFE”). After evaluating the matter, the Board concluded that it was not necessary to have a trustee on the Audit Committee who qualifies as an ACFE, given that the financial statements and accounting principles that apply to registered investment companies such as the Registrant are generally simpler and more straightforward compared to operating companies, and the financial literacy of the current Audit Committee members is adequate to discharge their duties as members of the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $130,050 and $117,700 for the fiscal years ended January 31, 2017 and January 31, 2016, respectively.

(b)

Audit-Related Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2017 and January 31, 2016, respectively, for assurance and related services provided by the Registrant’s principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for tax compliance, tax advice and tax planning were $14,800 and $14,400 for the fiscal years ended January 31, 2017 and January 31, 2016, respectively. Tax fees represent tax compliance services provided in connection with the preparation of the Registrant’s tax returns.

(d)

All Other Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2017 and January 31, 2016, respectively, for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

Pursuant to Section 3(c) of the Registrant’s Audit Committee Charter, adopted September 21, 2015, the pre-approval policies and procedures of the Registrant’s Audit Committee, in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X, are as follows:

“The Committee shall review any audit and non-audit services provided to the Fund by its independent public accountants and the fees charged for such services. Except as provided below, the Committee’s prior approval shall be necessary for the engagement of independent public accountants to provide any audit or non-audit services on behalf of the Fund, and any non-audit services on behalf of the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, where the proposed engagement relates directly to the operations and financial reporting of the Fund. Non-audit services that would otherwise qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder, that were not pre-approved by the Committee shall be approved by the Committee prior to the completion of the engagement. Pre-approval by the Committee shall not be required for engagements entered into pursuant to: (i) pre-approval policies and procedures established by the Committee; or (ii) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority; provided, however, in either case, that the Committee is informed of each such engagement at the earlier of its next meeting, or at the Board’s next quarterly meeting.”

(e)(2)	None of the services included in each of paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable to the Registrant because there were no hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

(g)

The aggregate non-audit fees billed for each of the last two fiscal years for services rendered by the Registrant’s principal accountant to the Registrant were $14,800 and $14,400 for the fiscal years ended January 31, 2017 and January 31, 2016, respectively. There were no non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)

Not applicable to the Registrant as the Registrant’s principal accountant did not render any non-audit services to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board of Trustees for the fiscal year ended January 31, 2017.

Item 11. Controls and Procedures.

(a)

Michael J. Cuggino, the Registrant’s President, and James H. Andrews, the Registrant’s Treasurer, each has concluded that, in his judgment, the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on his evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Executive Officers that is the subject of the disclosure required by Item 2 is attached hereto as Exhibit 99.Code Eth.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

The certifications provided pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Permanent Portfolio Family of Funds

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: April 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Permanent Portfolio Family of Funds

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: April 4, 2017

/s/ James H. Andrews

By: James H. Andrews, Treasurer

Date: April 4, 2017

Annual Report Year Ended January 31, 2017

Permanent Portfolio®

Class A — PRPDX | Class C — PRPHX | Class I — PRPFX

Short-Term Treasury Portfolio

Class I — PRTBX

Versatile Bond Portfolio

Class A — PRVDX | Class C — PRVHX | Class I — PRVBX

Aggressive Growth Portfolio

Class A — PAGDX | Class C — PAGHX | Class I — PAGRX

The views in this Report are those of the Fund’s investment adviser, Pacific Heights Asset Management, LLC, as of January 31, 2017 and may not reflect their views on the date this Report is first published or anytime thereafter. This Report may contain discussions about certain investments both held and not held in each Fund Portfolio as of January 31, 2017. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Portfolio, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Permanent Portfolio®, The Permanent Portfolio Family of Funds®, A Fund for All Seasons® and The Permanent Portfolio Family of Funds logo are registered trademarks of Pacific Heights Asset Management, LLC. This Report is Copyright© 2017 Permanent Portfolio Family of Funds. All rights reserved.

LETTER FROM THE PRESIDENT

Dear Fellow Shareholder:

Enclosed please find the Annual Report of Permanent Portfolio Family of Funds for the year ended January 31, 2017. The Annual Report includes the audited financial statements of each of our four Portfolios, as well as additional information such as management commentary, performance data, lists of investments held and financial highlights. Similar to our Semi-Annual Report, the Annual Report has been redesigned into a more user-friendly format.

As we enter the new fiscal year and equity markets continue to reach new highs, we believe there are various, and sometimes contradictory, risk factors for investors to consider when seeking to build and maintain wealth over time. Some of these, such as economic vitality, inflationary pressure, rising interest rates, asset valuation, liquidity, volatility, even the fear of missing out, may not be fully appreciated, or discounted, by investors in the current environment. As a result, we believe the challenge in 2017 will be how to position oneself for further growth while defending against retracement. Despite this uncertainty, we remain cautiously optimistic for the long term, and given our investment philosophy and process, seasoned over 34 years, we believe our Portfolios are well positioned to help you face this challenge regardless of market conditions.

I encourage you to visit our website — permanentportfoliofunds.com — which offers a wide range of information on each of our Portfolios, including our current prospectus, statement of additional information, fact sheets, investor guides, performance data, and recent market insights and perspectives. In addition, if you have questions or would like more information on any of our strategies, please contact an Institutional Sales representative at (866) 792-6547, or our Shareholder Services Office at (800) 531-5142.

As always, thank you for your investment and for the continued trust and confidence you have placed in our Family of Funds. We look forward to helping you achieve success in reaching your financial goals.

Sincerely,

Michael J. Cuggino

President and Secretary

PERMANENT PORTFOLIO®

Management’s Discussion and Analysis

Year Ended January 31, 2017 (Unaudited)

Permanent Portfolio’s investment objective is to preserve and increase the purchasing power of its shares over the long term. The Portfolio invests fixed target percentages of its net assets in gold, silver, Swiss franc assets, real estate and natural resource stocks, aggressive growth stocks and dollar assets, such as U.S. Treasury securities and corporate bonds. During the year ended January 31, 2017, the Portfolio’s Class I shares achieved a total return of 14.65%, net of expenses to average net assets of .82%, as compared to .30% for the Citigroup 3-Month U.S. Treasury Bill Index and 20.04% for the Standard & Poor’s 500 Composite Stock Index, and as compared to a 2.50% inflation rate over the same period as measured by the change in the Consumer Price Index (“CPI-U”), a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services as compiled by the U.S. Bureau of Labor Statistics. The Portfolio’s return during the year then ended reflected positive returns on its gold and silver holdings, its real estate and natural resource stocks, its aggressive growth stocks and its Swiss Franc assets, being only partially offset by negative returns on its dollar assets. Neither the Citigroup 3-Month U.S. Treasury Bill Index return, the Standard & Poor’s 500 Composite Stock Index return nor the change in CPI-U reflect deductions for fees, expenses or taxes. Returns for the Portfolio’s Class A and Class C shares are provided on pages 7, 37 and 38, respectively.

Mutual fund investing involves risk; loss of principal is possible. Permanent Portfolio invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Portfolio will be affected by changes in the prices of gold, silver, U.S. and foreign real estate and natural resource company stocks and aggressive growth stocks. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in debt securities are also subject to credit risk, which is the risk that an issuer of debt securities may be unable or unwilling to pay principal and interest when due. Although the Portfolio invests in multiple and diverse asset classes, diversification does not assure a profit, nor does it protect against a loss in a declining market. The Portfolio is non-diversified, meaning that it may invest a larger percentage of its assets in a smaller number of issuers and kinds of assets.

The following pie chart shows Permanent Portfolio’s investment holdings by asset class, as a percentage of total net assets as of January 31, 2017.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within an asset class.

PERMANENT PORTFOLIO®

Performance Chart

Ten Years Ended January 31, 2017 (Unaudited)

The chart above compares the initial account values and subsequent account values over the past ten years, assuming a hypothetical $10,000 investment in the Portfolio’s Class I shares at the beginning of the first period indicated and reinvestment of all dividends and other distributions, without the deduction of taxes, to a $10,000 investment over the same periods in comparable broad-based securities market indices. The performance of the Portfolio’s Class A and Class C shares will differ due to different sales charge structures and share class expenses.

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury. The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index and the Standard & Poor’s 500 Composite Stock Index reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

PERMANENT PORTFOLIO®

Average Annual Total Returns

Periods Ended January 31, 2017 (Unaudited)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
At Net Asset Value
Class I Shares (PRPFX) (1)	14.65%	.94%	5.00%	6.07%	12/01/1982
Class A Shares (PRPDX)	—	—	—	5.45%	5/31/2016
Class C Shares (PRPHX)	—	—	—	4.92%	5/31/2016

With Sales Charge
Class A Shares (PRPDX) (2)	—	—	—	.19%
Class C Shares (PRPHX) (2)	—	—	—	3.92%

Citigroup 3-Month U.S. Treasury Bill Index (3)	.30%	.10%	.69%	3.91%
Standard & Poor’s 500 Composite Stock Index (3)	20.04%	14.09%	6.99%	11.28%

	Class I Shares	Class A Shares	Class C Shares
Expense Ratio (4)	.80%	1.05%	1.80%

(1)	Returns for the five-year, ten-year and since inception periods reflect the impact of fee waivers in effect. In the absence of such fee waivers, total returns would be reduced.
(2)

Returns with sales charge reflect the deduction of the maximum front end sales charge of 5.00% for Class A shares, and the maximum contingent deferred sales charge of 1.00% for redemption of Class C shares, for which the contingent deferred sales charge is eliminated one year after purchase.

(3)	The date used to calculate performance since inception for the indices is the inception date of the Class I shares.
(4)

Expense ratio for fiscal year ended January 31, 2016, per Prospectus dated May 31, 2016, as amended June 17, 2016. Expense ratios for the year and periods ended January 31, 2017 may be found in the “Financial Highlights” section of this Report.

The table above shows Permanent Portfolio’s average annual total returns for the periods indicated, assuming reinvestment of all dividends and other distributions, and deduction of all applicable fees and expenses (except the $35 one-time account start-up fee which was eliminated in January 2016). All share classes of the Portfolio are invested in the same securities and returns only differ to the extent that the fees and expenses of the share classes are different. Performance does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Performance data shown above for Permanent Portfolio represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment performance, current to the most recent month-end, may be lower or higher than the performance shown above, and can be obtained by calling the Fund’s Shareholder Services Office at (800) 531-5142.

Investments in the Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. It is therefore possible to lose money by investing in Permanent Portfolio.

PERMANENT PORTFOLIO®

Schedule of Investments

January 31, 2017

Quantity			Market Value
		GOLD ASSETS — 21.18% of Total Net Assets
	207,797 Troy Oz.	Gold bullion (a)	$251,143,105
	275,000 Coins	One-ounce gold coins (a)	341,350,625

		Total Gold Assets (identified cost $546,342,243)	$592,493,730

		SILVER ASSETS — 5.76% of Total Net Assets
	8,937,601 Troy Oz.	Silver bullion (a)	$156,497,396
	379 Bags	Silver coins (a)	4,786,090

		Total Silver Assets (identified cost $169,242,344)	$161,283,486

Principal Amount
		SWISS FRANC ASSETS — 8.23% of Total Net Assets
CHF	11	Swiss franc deposits (a)	$11

CHF	5,000,000	3.000% Swiss Confederation Bonds, 05-12-19	$5,516,245
CHF	100,000,000	2.250% Swiss Confederation Bonds, 07-06-20	111,868,526
CHF	100,000,000	2.000% Swiss Confederation Bonds, 04-28-21	112,943,762

		Total Swiss Confederation bonds	$230,328,533

		Total Swiss Franc Assets (identified cost $216,295,185)	$230,328,544

Number of Shares
		REAL ESTATE AND NATURAL RESOURCE STOCKS — 18.32% of Total Net Assets

		NATURAL RESOURCES — 8.57% of Total Net Assets
	200,000	Apache Corporation	$11,964,000
	900,000	BHP Billiton, Ltd. (b)	37,161,000
	200,000	BP, p.l.c. (b)	7,196,000
	500,000	Cameco Corporation	6,375,000
	500,000	Canadian Natural Resources Ltd.	15,115,000
	200,000	Chevron Corporation	22,270,000
	200,000	ConocoPhillips	9,752,000
	200,000	Devon Energy Corporation	9,108,000
	200,000	Exxon Mobil Corporation	16,778,000
	4,000,000	Freeport-McMoRan, Inc. (a)	66,600,000
	200,000	Newfield Exploration Company (a)	8,016,000
	400,000	Rio Tinto p.l.c (b)	17,916,000
	600,000	South32 Limited (b)	6,330,000
	500,000	Vale S.A. (b)	5,090,000

			$239,671,000

Continued on following page.

PERMANENT PORTFOLIO®

Schedule of Investments

January 31, 2017

Number of Shares		Market Value
	REAL ESTATE — 9.75% of Total Net Assets
100,000	Alexander & Baldwin, Inc.	$4,452,000
100,000	AvalonBay Communities, Inc.	17,331,000
100,000	Boston Properties, Inc.	13,090,000
100,000	Corporate Office Properties Trust	3,182,000
300,000	Digital Realty Trust, Inc.	32,289,000
250,000	Duke Realty Corporation	6,082,500
200,000	Equity One, Inc.	6,238,000
100,000	Essex Property Trust, Inc.	22,430,000
100,000	Federal Realty Investment Trust	14,043,000
2,500,000	Investors Real Estate Trust	16,100,000
200,000	Kimco Realty Corporation	4,978,000
500,000	Outfront Media, Inc.	13,715,000
700,000	Prologis, Inc.	34,195,000
125,000	Texas Pacific Land Trust	39,690,000
200,000	UDR, Inc.	6,990,000
200,000	Urstadt Biddle Properties, Inc.	3,567,000
500,000	Urstadt Biddle Properties, Inc. Class A	11,225,000
100,000	Vornado Realty Trust	10,631,000
200,000	Washington Real Estate Investment Trust	6,290,000
200,000	Weyerhaeuser Company	6,266,000

		$272,784,500

	Total Real Estate and Natural Resource Stocks (identified cost $509,110,393)	$512,455,500

	AGGRESSIVE GROWTH STOCKS — 18.39% of Total Net Assets

	AEROSPACE — .90% of Total Net Assets
100,000	Lockheed Martin Corporation	$25,133,000

		$25,133,000
	CHEMICALS — .66% of Total Net Assets
100,000	Air Products & Chemicals, Inc.	$13,976,000
100,000	Mosaic Company	3,137,000
50,000	Versum Materials, Inc. (a)	1,397,500

		$18,510,500
	COMMUNICATIONS EQUIPMENT — .29% of Total Net Assets
100,000	Juniper Networks, Inc.	$2,678,000
100,000	Qualcomm, Inc.	5,343,000

		$8,021,000
	COMPUTER SOFTWARE & SERVICES — .36% of Total Net Assets
125,000	Autodesk, Inc. (a)	$10,167,500

		$10,167,500
	CONSUMER PRODUCTS — .18% of Total Net Assets
125,000	Under Armour, Inc. Class A (a)	$2,686,250
125,000	Under Armour, Inc. Class C (a)	2,402,500

		$5,088,750
	ELECTRICAL EQUIPMENT & ELECTRONICS — .42% of Total Net Assets
300,000	Sanmina Corporation (a)	$11,685,000

		$11,685,000

Continued on following page.

PERMANENT PORTFOLIO®

Schedule of Investments

January 31, 2017

Number of Shares		Market Value
	ENERGY SERVICES & PROCESSING — 1.06% of Total Net Assets
100,000	Baker Hughes, Inc.	$6,308,000
300,000	HollyFrontier Corporation	8,691,000
2,500,000	Parker Drilling Company (a)	6,375,000
100,000	Phillips 66	8,162,000

		$29,536,000
	ENGINEERING & CONSTRUCTION — .32% of Total Net Assets
100,000	CalAtlantic Group, Inc.	$3,487,000
100,000	Fluor Corporation	5,550,000

		$9,037,000
	ENTERTAINMENT & LEISURE — 5.38% of Total Net Assets
200,000	CBS Corporation Class A	$13,154,000
100,000	Disney (Walt) Company	11,065,000
800,000	Facebook, Inc. Class A (a)	104,256,000
150,000	Viacom, Inc. Class A	6,787,500
150,000	Wynn Resorts, Ltd.	15,214,500

		$150,477,000
	FINANCIAL SERVICES — 3.12% of Total Net Assets
150,000	First Republic Bank	$14,149,500
2,000,000	Janus Capital Group, Inc.	25,000,000
400,000	KeyCorp	7,188,000
400,000	Morgan Stanley	16,996,000
400,000	Schwab (Charles) Corporation	16,496,000
100,000	State Street Corporation	7,620,000

		$87,449,500
	MANUFACTURING — 1.87% of Total Net Assets
125,000	Agilent Technologies, Inc.	$6,121,250
125,000	Harley-Davidson, Inc.	7,130,000
100,000	Illinois Tool Works, Inc.	12,720,000
100,000	IPG Photonics Corporation (a)	11,499,000
100,000	Parker-Hannifin Corporation	14,713,000

		$52,183,250
	MATERIALS — .26% of Total Net Assets
125,000	Nucor Corporation	$7,261,250

		$7,261,250
	PHARMACEUTICALS — 1.23% of Total Net Assets
100,000	Amgen, Inc.	$15,668,000
100,000	Celgene Corporation (a)	11,615,000
100,000	Gilead Sciences, Inc.	7,245,000

		$34,528,000
	RETAIL — .80% of Total Net Assets
100,000	Costco Wholesale Corporation	$16,395,000
125,000	Williams-Sonoma, Inc.	6,026,250

		$22,421,250
	TRANSPORTATION — 1.54% of Total Net Assets
100,000	FedEx Corporation	$18,911,000
100,000	Kansas City Southern	8,591,000
200,000	Ryder System, Inc.	15,520,000

		$43,022,000

	Total Aggressive Growth Stocks (identified cost $277,001,682)	$514,521,000

Continued on following page.

PERMANENT PORTFOLIO®

Schedule of Investments

January 31, 2017

Principal Amount		Market Value
	DOLLAR ASSETS — 26.75% of Total Net Assets

	CORPORATE BONDS — 11.18% of Total Net Assets

	AGRICULTURAL PRODUCTS — .18% of Total Net Assets
$5,000,000	3.200% Bunge Limited Finance Company, 06-15-17	$5,032,645

		$5,032,645
	BEVERAGES — .68% of Total Net Assets
9,065,000	1.500% Diageo Capital p.l.c, 05-11-17	$9,065,535
10,000,000	2.000% Molson Coors Brewing Company, 05-01-17	10,021,190

		$19,086,725
	CHEMICALS — .15% of Total Net Assets
3,875,000	5.200% FMC Corporation, 12-15-19	$4,176,029

		$4,176,029
	COMMUNICATIONS EQUIPMENT — .45% of Total Net Assets
5,000,000	2.450% AT&T, Inc., 06-30-20	$4,961,633
7,500,000	6.550% Tyco Electronics Group, S.A., 10-01-17	7,763,156

		$12,724,789
	CONSUMER PRODUCTS — .88% of Total Net Assets
3,996,000	5.650% General Mills, Inc., 02-15-19	$4,296,839
10,000,000	6.125% Kimberly-Clark Corporation, 08-01-17	10,246,820
5,000,000	1.405% Mondelez International, Inc., 02-01-19 (c)	5,002,643
5,000,000	.850% Unilever Capital Corporation, 08-02-17	4,988,155

		$24,534,457
	ENERGY SERVICES & PROCESSING — .89% of Total Net Assets
4,200,000	7.500% Baker Hughes, Inc., 11-15-18	$4,628,635
10,000,000	2.000% Haliburton Company, 08-01-18	10,077,240
10,000,000	2.950% Phillips 66, 05-01-17	10,056,410

		$24,762,285
	FINANCIAL SERVICES — 3.08% of Total Net Assets
8,000,000	2.375% American Express Credit Corporation, 03-24-17	$8,017,068
7,433,000	2.375% First Republic Bank, 06-17-19	7,430,038
5,000,000	4.950% JPMorgan Chase & Company, 03-25-20	5,400,882
4,000,000	2.900% KeyCorp, 09-15-20	4,057,476
7,500,000	2.700% Legg Mason, Inc., 07-15-19	7,548,394
24,000,000	1.570% Manufacturers & Traders Trust Company, 12-01-21 (c)	23,671,668
14,500,000	2.100% National Bank of Canada, 12-14-18	14,559,501
15,000,000	4.956% State Street Corporation, 03-15-18	15,496,747

		$86,181,774
	FOOD & DRUG STORES — .25% of Total Net Assets
6,355,000	6.150% The Kroger Company, 01-15-20	$7,043,745

		$7,043,745
	INFORMATION SERVICES — .18% of Total Net Assets
5,000,000	1.650% Thomson Reuters Company, 09-29-17	$5,009,530

		$5,009,530
	INSURANCE — .06% of Total Net Assets
1,530,000	7.375% Berkley (W. R.) Corporation, 09-15-19	$1,715,794

		$1,715,794

Continued on following page.

PERMANENT PORTFOLIO®

Schedule of Investments

January 31, 2017

Principal Amount		Market Value
	MANUFACTURING — 1.44% of Total Net Assets
$6,500,000	2.550% Amphenol Corporation, 01-30-19	$6,584,815
6,575,000	1.500% Eaton Corporation, 11-02-17	6,579,665
6,000,000	6.800% Harley-Davidson Funding Corporation, 06-15-18 (d)	6,387,699
5,000,000	6.875% Ingersoll-Rand p.l.c., 08-15-18	5,390,782
4,985,000	2.451% Stanley Black & Decker, Inc., 11-17-18	5,043,624
6,610,000	1.778% United Technologies Corporation, 05-04-18 (c)	6,615,655
3,621,000	1.350% Whirlpool Corporation, 03-01-17	3,622,146

		$40,224,386
	MEDICAL SUPPLIES — .65% of Total Net Assets
6,000,000	1.150% AmerisourceBergen Corporation, 05-15-17	$5,999,955
4,000,000	2.675% Becton, Dickinson & Company, 12-15-19	4,065,912
4,000,000	1.400% McKesson Corporation, 03-15-18	3,985,030
4,000,000	7.125% Medco Health Solutions, Inc., 03-15-18	4,230,672

		$18,281,569
	NATURAL RESOURCES — .74% of Total Net Assets
4,100,000	6.875% EOG Resources, Inc., 10-01-18	$4,448,512
6,000,000	1.500% Occidental Petroleum Corporation, 02-15-18	6,032,172
10,000,000	6.250% XTO Energy, Inc., 08-01-17	10,268,750

		$20,749,434
	REAL ESTATE — .66% of Total Net Assets
5,940,000	7.500% Highwoods Realty, L.P., 04-15-18	$6,304,731
6,360,000	4.000% Prologis L.P., 01-15-18	6,467,325
5,000,000	7.375% Weyerhaeuser Company, 10-01-19	5,618,102

		$18,390,158
	RESTAURANTS — .16% of Total Net Assets
4,485,000	2.600% Brinker International, Inc., 05-15-18	$4,501,023

		$4,501,023
	RETAIL — .14% of Total Net Assets
4,000,000	1.625% Autozone, Inc., 04-21-19	$3,970,226

		$3,970,226
	TRANSPORTATION — .19% of Total Net Assets
5,000,000	4.700% Burlington Northern Santa Fe, LLC, 10-01-19	$5,377,793

		$5,377,793
	UTILITIES — .40% of Total Net Assets
6,000,000	2.500% Dominion Gas Holdings, LLC, 12-15-19	$6,071,475
5,000,000	1.300% Southern Company, 08-15-17	4,997,433

		$11,068,908

		$312,831,270

Continued on following page.

PERMANENT PORTFOLIO®

Schedule of Investments

January 31, 2017

Principal Amount		Market Value
	UNITED STATES TREASURY SECURITIES — 15.57% of Total Net Assets
$15,000,000	United States Treasury bond strips (Principal only) 1.667%, 08-15-20 (e)	$14,143,828
100,000,000	United States Treasury bonds 6.250%, 08-15-23	124,986,060
100,000,000	United States Treasury bonds 6.000%, 02-15-26	129,148,529
100,000,000	United States Treasury bonds 5.250%, 11-15-28	127,373,022
40,000,000	United States Treasury bills .435%, 02-23-17 (e)	39,988,877

		$435,640,316

	Total Dollar Assets (identified cost $696,556,912)	$748,471,586

	Total Portfolio — 98.63% of total net assets (identified cost $2,414,548,759) (f)	$2,759,553,846
	Other assets, less liabilities (1.37% of total net assets)	38,306,876

	Net assets applicable to outstanding shares	$2,797,860,722

	Notes:
	(a) Non-income producing.
	(b) Sponsored American Depositary Receipt (ADR).
	(c) Variable or floating rate security whereby the interest rate is periodically reset. The interest rate shown reflects the rate in effect as of January 31, 2017.

(d)        Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2017, these securities amounted to $6,387,699, or .23% of Permanent Portfolio’s total net assets, and have been determined by the Portfolio’s investment adviser to be liquid.

	(e) Interest rate represents yield to maturity.
	(f) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.

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SHORT-TERM TREASURY PORTFOLIO

Management’s Discussion and Analysis

Year Ended January 31, 2017 (Unaudited)

Short-Term Treasury Portfolio’s investment objective is to achieve high current income, consistent with safety and liquidity of principal. The Portfolio invests at least 80% of its net assets in direct obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds, and other securities issued by the U.S. Treasury. The Portfolio expects to maintain a dollar-weighted average length to maturity and duration of zero to three years. During the year ended January 31, 2017, the Portfolio’s Class I shares achieved a total return of -.15%, net of expenses to average net assets of .71%, as compared to .30% for the Citigroup 3-Month U.S. Treasury Bill Index over the same period. The Portfolio’s return during the year then ended was primarily due to the very low investment returns available on short-term U.S. Treasury securities which were more than offset by the Portfolio’s expenses during the period. The Citigroup 3-Month U.S. Treasury Bill Index does not reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The following pie chart shows Short-Term Treasury Portfolio’s investment holdings by months to maturity, as a percentage of investments as of January 31, 2017.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security.

SHORT-TERM TREASURY PORTFOLIO

Performance Chart

Ten Years Ended January 31, 2017 (Unaudited)

The chart above compares the initial account values and subsequent account values over the past ten years, assuming a hypothetical $10,000 investment in the Portfolio at the beginning of the first period indicated and reinvestment of all dividends and other distributions, without the deduction of taxes, to a $10,000 investment over the same periods in a comparable broad-based securities market index.

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHORT-TERM TREASURY PORTFOLIO

Average Annual Total Returns

Periods Ended January 31, 2017 (Unaudited)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
At Net Asset Value
Class I Shares (PRTBX) (1)	-.15%	-.52%	.06%	2.48%	5/26/1987

Citigroup 3-Month U.S. Treasury Bill Index (2)	.30%	.10%	.69%	3.30%

	Class I Shares
Gross Expense Ratio (3)	1.21%
Net Expense Ratio (3)	.71%

(1)	Returns reflect the impact of fee waivers in effect. In the absence of such fee waivers, total returns would be reduced.
(2)	The date used to calculate performance since inception for the index is the inception date of the Class I shares.
(3)

Expense ratio for fiscal year ended January 31, 2016, per Prospectus dated May 31, 2016, as amended June 17, 2016. Expense ratios for the year and periods ended January 31, 2017 may be found in the “Financial Highlights” section of this Report.

The table above shows Short-Term Treasury Portfolio’s average annual total returns for the periods indicated, assuming reinvestment of all dividends and other distributions, and deduction of all applicable fees and expenses (except the $35 one-time account start-up fee which was eliminated in January 2016). Performance does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Performance data shown above for Short-Term Treasury Portfolio represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment performance, current to the most recent month-end, may be lower or higher than the performance shown above, and can be obtained by calling the Fund’s Shareholder Services Office at (800) 531-5142.

Investments in the Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. It is therefore possible to lose money by investing in Short-Term Treasury Portfolio.

SHORT-TERM TREASURY PORTFOLIO

Schedule of Investments

January 31, 2017

Principal Amount		Market Value
	UNITED STATES AGENCY SECURITIES — 15.15% of Total Net Assets
$1,500,000	Fannie Mae 1.000%, 07-30-18	$1,498,618
995,000	Federal Farm Credit Bank 1.030%, 05-11-18	994,973

	Total United States Agency Securities (identified cost $2,490,726)	$2,493,591

	UNITED STATES TREASURY SECURITIES — 84.96% of Total Net Assets
2,000,000	United States Treasury notes .500%, 04-30-17	$1,999,712
4,000,000	United States Treasury notes .625%, 08-31-17	3,998,865
3,000,000	United States Treasury notes .750%, 12-31-17	2,997,323
1,500,000	United States Treasury notes 1.000%, 03-15-18	1,501,489
1,500,000	United States Treasury notes .750%, 04-15-18	1,496,574
2,000,000	United States Treasury notes .625%, 06-30-18	1,989,827

	Total United States Treasury Securities (identified cost $13,985,806)	$13,983,790

	Total Portfolio — 100.11% of total net assets (identified cost $16,476,532) (a)	$16,477,381
	Liabilities, less other assets (.11% of total net assets)	(18,885)

	Net assets applicable to outstanding shares	$16,458,496

	Notes:
	(a) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.

VERSATILE BOND PORTFOLIO

Management’s Discussion and Analysis

Year Ended January 31, 2017 (Unaudited)

Versatile Bond Portfolio’s investment objective is to achieve high current income. The Portfolio invests at least 80% of its net assets in bonds, which may include debt securities of all types and of any maturity. During the year ended January 31, 2017, the Portfolio’s Class I shares achieved a total return of 20.29%, net of expenses to average net assets of .84%, as compared to 2.71% for the Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, .86% for the Citigroup AAA/AA 1-3 Year Corporate Bond Index and 1.64% for the Citigroup A 1-3 Year Corporate Bond Index over the same period. While the returns of the indices during the year then ended were consistent with the general level and direction of interest rates during the period, the Portfolio’s return exceeded the performance of the indices, primarily due to its investment selection, particularly bonds issued by companies in the natural resources, chemicals and energy-related sectors. The Portfolio’s return was also positively impacted by the timing of purchases and sales of its investments in relation to the indices, its investments in U.S. dollar denominated corporate securities and its investments having longer durations, greater credit risk and less currency risk than the indices. The returns of the indices do not reflect a deduction for fees, expenses or taxes. Returns for the Portfolio’s Class A and Class C shares are provided on pages 21, 41 and 42, respectively.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in debt securities are also subject to credit risk, which is the risk that an issuer of debt securities may be unable or unwilling to pay principal and interest when due. Below investment grade bonds involve greater risk of loss because they are subject to greater levels of credit risk.

The following pie chart shows Versatile Bond Portfolio’s investment holdings by Standard & Poor’s credit rating, as a percentage of investments as of January 31, 2017. Credit ratings range from AAA (highest) to D (lowest) based on Standard & Poor’s measures. Other rating agencies may rate the same securities differently. “Not Rated” securities are not rated by Standard & Poor’s. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value, are not guarantees as to the payment of interest and repayment of principal, and are subject to change.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security.

VERSATILE BOND PORTFOLIO

Performance Chart

Ten Years Ended January 31, 2017 (Unaudited)

The chart above compares the initial account values and subsequent account values over the past ten years, assuming a hypothetical $10,000 investment in the Portfolio’s Class I shares at the beginning of the first period indicated and reinvestment of all dividends and other distributions, without the deduction of taxes, to a $10,000 investment over the same periods in comparable broad-based securities market indices. The performance of the Portfolio’s Class A and Class C shares will differ due to different sales charge structures and share class expenses.

The Barclays Capital Global Aggregate Bond Index is a market-capitalization weighted, broad-based measure of global, government-related, treasury, corporate and securitized fixed income investments. The Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, which excludes securitized fixed income investments, is a sub-index of the Barclays Capital Global Aggregate Bond Index and has characteristics relevant to the Portfolio’s investment strategies after May 30, 2012. The Citigroup AAA/AA 1-3 Year Corporate Bond Index and the Citigroup A 1-3 Year Corporate Bond Index are components of the Citigroup Broad Investment-Grade (BIG) Bond Index and have characteristics relevant to the Portfolio’s investment strategies prior to May 30, 2012. Both indices are market-capitalization weighted and include bonds rated AAA, AA or A by Standard & Poor’s or Moody’s Investor Services, Inc. (“Moody’s”) with maturities of one to three years and a minimum amount outstanding of $100 million. They should not be considered predictive or representative of results the Portfolio may experience under its current investment strategy. You cannot invest directly in an index. Returns shown for the indices reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

VERSATILE BOND PORTFOLIO

Average Annual Total Returns

Periods Ended January 31, 2017 (Unaudited)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
At Net Asset Value
Class I Shares (PRVBX) (1)(2)	20.29%	3.92%	3.02%	3.55%	9/27/1991
Class A Shares (PRVDX) (1)	—	—	—	7.06%	5/31/2016
Class C Shares (PRVHX) (1)	—	—	—	6.53%	5/31/2016

With Sales Charge
Class A Shares (PRVDX) (1)(3)	—	—	—	2.78%
Class C Shares (PRVHX) (1)(3)	—	—	—	5.53%

Barclays Capital Global Aggregate (Excluding Securitized) Bond Index (4)(5)	2.71%	-.20%	3.44%	5.41%
Citigroup AAA/AA 1-3 Year Corporate Bond Index (5)	.86%	1.07%	2.54%	4.55%
Citigroup A 1-3 Year Corporate Bond Index (5)	1.64%	1.69%	3.03%	4.84%

	Class I Shares	Class A Shares	Class C Shares
Gross Expense Ratio (6)	1.22%	1.47%	2.22%
Net Expense Ratio (6)	.84%	1.09%	1.84%

(1)	Returns reflect the impact of fee waivers in effect. In the absence of such fee waivers, total returns would be reduced.
(2)

Returns for periods prior to May 30, 2012 reflect the Portfolio’s results under its prior investment strategies. Such returns should not be considered predictive or representative of results the Portfolio may experience under its current investment strategies.

(3)

Returns with sales charge reflect the deduction of the maximum front end sales charge of 4.00% for Class A shares, and the maximum contingent deferred sales charge of 1.00% for redemption of Class C shares, for which the contingent deferred sales charge is eliminated one year after purchase.

(4)

The Barclays Capital Global Aggregate (Excluding Securitized) Bond Index commenced on September 30, 2002. Performance of the Index for periods prior to September 30, 2002, is calculated using the return data of the Barclays Capital Global Aggregate Bond Index through September 29, 2002 and the return data of the Barclays Capital Global Aggregate (Excluding Securitized) Bond Index since September 30, 2002.

(5)	The date used to calculate performance since inception for the indices is the inception date of the Class I shares.
(6)

Expense ratio for fiscal year ended January 31, 2016, per Prospectus dated May 31, 2016, as amended June 17, 2016. Expense ratios for the year and periods ended January 31, 2017 may be found in the “Financial Highlights” section of this Report.

The table above shows Versatile Bond Portfolio’s average annual total returns for the periods indicated, assuming reinvestment of all dividends and other distributions, and deduction of all applicable fees and expenses (except the $35 one-time account start-up fee which was eliminated in January 2016). All share classes of the Portfolio are invested in the same securities and returns only differ to the extent that the fees and expenses of the share classes are different. Performance does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Performance data shown above for Versatile Bond Portfolio represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment performance, current to the most recent month-end, may be lower or higher than the performance shown above, and can be obtained by calling the Fund’s Shareholder Services Office at (800) 531-5142.

Investments in the Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. It is therefore possible to lose money by investing in Versatile Bond Portfolio.

VERSATILE BOND PORTFOLIO

Schedule of Investments

January 31, 2017

Principal Amount		Market Value
	CORPORATE BONDS — 94.74% of Total Net Assets

	CHEMICALS — 6.15% of Total Net Assets
$500,000	5.750% Chemtura Corporation, 07-15-21	$521,250
221,000	8.500% LSB Industries, Inc., 08-01-19	214,370

		$735,620
	COMPUTER HARDWARE & PERIPHERALS — 3.53% of Total Net Assets
400,000	4.375% HP, Inc., 09-15-21	$422,719

		$422,719
	CONSUMER PRODUCTS — 1.01% of Total Net Assets
119,000	4.625% Brunswick Corporation, 05-15-21 (a)	$120,562

		$120,562
	ENERGY SERVICES & PROCESSING — 7.92% of Total Net Assets
1,100,000	6.375% GulfMark Offshore, Inc., 03-15-22	$640,750
300,000	8.250% PBF Holding Company, LLC, 02-15-20	307,200

		$947,950
	FINANCIAL SERVICES — 8.56% of Total Net Assets
300,000	4.300% Fifth Third Bancorp, 01-16-24	$311,852
600,000	1.570% Manufacturers & Traders Trust Company, 12-01-21 (b)	591,792
105,000	8.600% Raymond James Financial, Inc., 08-15-19	120,734

		$1,024,378
	INSURANCE — 10.15% of Total Net Assets
250,000	5.375% Berkley (W. R.) Corporation, 09-15-20	$266,991
200,000	7.250% CNA Financial Corporation, 11-15-23	243,990
250,000	5.800% Fairfax Financial Holdings, Ltd., 05-15-21 (a)	271,431
400,000	6.000% Pacific Lifecorp, 02-10-20 (a)	432,320

		$1,214,732
	LODGING — 3.34% of Total Net Assets
400,000	3.375% Hyatt Hotels Corporation, 07-15-23	$399,507

		$399,507
	MANUFACTURING — 3.32% of Total Net Assets
400,000	3.875% Kennametal, Inc., 02-15-22	$396,904

		$396,904
	MATERIALS — 5.94% of Total Net Assets
700,000	5.200% Carpenter Technology Corporation, 07-15-21	$710,627

		$710,627
	NATURAL RESOURCES — 10.75% of Total Net Assets
500,000	3.550% Freeport-McMoRan, Inc., 03-01-22	$470,000
500,000	4.700% Murphy Oil Corporation, 12-01-22	493,750
775,000	6.250% Peabody Energy Corporation, 11-15-21 (c)	321,625

		$1,285,375
	PHARMACEUTICALS — 4.74% of Total Net Assets
550,000	3.450% Zoetis, Inc., 11-13-20	$567,571

		$567,571

Continued on following page.

VERSATILE BOND PORTFOLIO

Schedule of Investments

January 31, 2017

Principal Amount		Market Value
	REAL ESTATE — 15.60% of Total Net Assets
$400,000	5.250% CBL & Associates, LP, 12-01-23	$397,340
300,000	3.700% Corporate Office Properties, L.P., 06-15-21	306,598
400,000	3.375% Essex Portfolio, L.P., 01-15-23	403,843
400,000	4.125% Liberty Property LP, 06-15-22	419,586
300,000	7.750% SL Green Realty Corporation, 03-15-20	338,867

		$1,866,234
	TRANSPORTATION — 2.06% of Total Net Assets
200,000	9.750% Norfolk Southern Rail Company, 06-15-20	$246,261

		$246,261
	UTILITIES — 7.01% of Total Net Assets
500,000	6.250% SCANA Corporation, 04-01-20	$550,752
275,000	4.625% UIL Holdings Corporation, 10-01-20	287,393

		$838,145
	WASTE & ENVIRONMENTAL SERVICES — 4.66% of Total Net Assets
500,000	5.250% Republic Services, Inc., 11-15-21	$557,399

		$557,399

	Total Corporate Bonds (identified cost $12,134,120)	$11,333,984

Number of Shares
	PREFERRED STOCKS — 6.01% of Total Net Assets

	REAL ESTATE — 3.22% of Total Net Assets
15,000	7.9500% Investors Real Estate Trust, Series B, Perpetual	$385,350

		$385,350
	PHARMACEUTICALS — 2.79% of Total Net Assets
17,500	7.450% Phoenix Companies, Inc., 01-15-20	$333,375

		$333,375

	Total Preferred Stocks (identified cost $721,675)	$718,725

	Total Portfolio — 100.75% of total net assets (identified cost $12,855,795) (d)	$12,052,709
	Liabilities, less other assets (.75% of total net assets)	(89,191)

	Net assets applicable to outstanding shares	$11,963,518

	Notes:

(a)        Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2017, these securities amounted to $824,313, or 6.89% of Versatile Bond Portfolio’s total net assets, and have been determined by the Portfolio’s investment adviser to be liquid.

	(b) Variable or floating rate security whereby the interest rate is periodically reset. The interest rate shown reflects the rate in effect as of January 31, 2017.
	(c) Non-interest bearing as the security is in default.
	(d) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

AGGRESSIVE GROWTH PORTFOLIO

Management’s Discussion and Analysis

Year Ended January 31, 2017 (Unaudited)

Aggressive Growth Portfolio’s investment objective is to achieve high (greater than the stock market as a whole), long-term appreciation in the value of its shares. The Portfolio invests in stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole. During the year ended January 31, 2017, the Portfolio’s Class I shares achieved a total return of 26.70%, net of expenses to average net assets of 1.21%, as compared to 23.89% for the Dow Jones Industrial Average and 20.04% for the Standard & Poor’s 500 Composite Stock Index over the same period. The Portfolio’s return during the year then ended was primarily due to the Portfolio’s investment selection and the timing of purchases and sales of those investments in relation to fluctuating market values relative to the aforementioned indices. Industry sectors contributing the most appreciation to the Portfolio during the year ended January 31, 2017 included natural resources, transportation, manufacturing, entertainment and leisure, and financial services, while consumer products provided the most depreciation over the same period. Neither the Dow Jones Industrial Average nor the Standard & Poor’s 500 Composite Stock Index reflect deductions for fees, expenses or taxes. Returns for the Portfolio’s Class A and Class C shares are provided on pages 27, 44 and 45, respectively.

Mutual fund investing involves risk; loss of principal is possible. Aggressive Growth Portfolio’s stock market investments will fluctuate, sometimes rapidly and unexpectedly. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. The Portfolio may also invest in smaller and medium capitalization companies which will involve additional risks, such as limited liquidity and greater volatility.

The following pie chart shows Aggressive Growth Portfolio’s investment holdings by industry sector, as a percentage of total net assets as of January 31, 2017.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

AGGRESSIVE GROWTH PORTFOLIO

Performance Chart

Ten Years Ended January 31, 2017 (Unaudited)

The chart above compares the initial account values and subsequent account values over the past ten years, assuming a hypothetical $10,000 investment in the Portfolio’s Class I shares at the beginning of the first period indicated and reinvestment of all dividends and other distributions, without the deduction of taxes, to a $10,000 investment over the same periods in comparable broad-based securities market indices. The performance of the Portfolio’s Class A and Class C shares will differ due to different sales charge structures and share class expenses.

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and also represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Dow Jones Industrial Average and the Standard & Poor’s 500 Composite Stock Index reflect reinvested dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

AGGRESSIVE GROWTH PORTFOLIO

Average Annual Total Returns

Periods Ended January 31, 2017 (Unaudited)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
At Net Asset Value
Class I Shares (PAGRX)	26.70%	11.79%	5.27%	9.99%	1/02/1990
Class A Shares (PAGDX)	—	—	—	11.76%	5/31/2016
Class C Shares (PAGHX)	—	—	—	11.20%	5/31/2016

With Sales Charge
Class A Shares (PAGDX) (1)	—	—	—	6.17%
Class C Shares (PAGHX) (1)	—	—	—	10.24%

Dow Jones Industrial Average (2)	23.89%	12.28%	7.43%	10.15%
Standard & Poor’s 500 Composite Stock Index (2)	20.04%	14.09%	6.99%	9.36%

	Class I Shares	Class A Shares	Class C Shares
Expense Ratio (3)	1.21%	1.46%	2.21%

(1)

Returns with sales charge reflect the deduction of the maximum front end sales charge of 5.00% for Class A shares, and the maximum contingent deferred sales charge of 1.00% for redemption of Class C shares, for which the contingent deferred sales charge is eliminated one year after purchase.

(2)	The date used to calculate performance since inception for the indices is the inception date of the Class I shares.
(3)

Expense ratio for fiscal year ended January 31, 2016, per Prospectus dated May 31, 2016, as amended June 17, 2016. Expense ratios for the year and periods ended January 31, 2017 may be found in the “Financial Highlights” section of this Report.

The table above shows Aggressive Growth Portfolio’s average annual total returns for the periods indicated, assuming reinvestment of all dividends and other distributions, and deduction of all applicable fees and expenses (except the $35 one-time account start-up fee which was eliminated in January 2016). All share classes of the Portfolio are invested in the same securities and returns only differ to the extent that the fees and expenses of the share classes are different. Performance does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Performance data shown above for Aggressive Growth Portfolio represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment performance, current to the most recent month-end, may be lower or higher than the performance shown above, and can be obtained by calling the Fund’s Shareholder Services Office at (800) 531-5142.

Investments in the Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. It is therefore possible to lose money by investing in Aggressive Growth Portfolio.

AGGRESSIVE GROWTH PORTFOLIO

Schedule of Investments

January 31, 2017

Number of Shares		Market Value
	AGGRESSIVE GROWTH STOCKS — 99.97% of Total Net Assets

	AEROSPACE — 6.12% of Total Net Assets
7,000	Lockheed Martin Corporation	$1,759,310

		$1,759,310
	CHEMICALS — 4.98% of Total Net Assets
7,000	Air Products & Chemicals, Inc.	$978,320
10,000	Mosaic Company	313,700
5,000	Versum Materials, Inc. (a)	139,750

		$1,431,770
	COMMUNICATIONS EQUIPMENT — 2.42% of Total Net Assets
10,000	Juniper Networks, Inc.	$267,800
8,000	Qualcomm, Inc.	427,440

		$695,240
	COMPUTER SOFTWARE & SERVICES — 2.26% of Total Net Assets
8,000	Autodesk, Inc. (a)	$650,720

		$650,720
	CONSUMER PRODUCTS — 1.42% of Total Net Assets
10,000	Under Armour, Inc. Class A (a)	$214,900
10,000	Under Armour, Inc. Class C (a)	192,200

		$407,100
	ELECTRICAL EQUIPMENT & ELECTRONICS — 1.35% of Total Net Assets
10,000	Sanmina Corporation (a)	$389,500

		$389,500
	ENERGY SERVICES & PROCESSING — 5.16% of Total Net Assets
8,000	Baker Hughes, Inc.	$504,640
25,000	HollyFrontier Corporation	724,250
100,000	Parker Drilling Company (a)	255,000

		$1,483,890
	ENGINEERING & CONSTRUCTION — 2.51% of Total Net Assets
8,000	CalAtlantic Group, Inc.	$278,960
8,000	Fluor Corporation	444,000

		$722,960
	ENTERTAINMENT & LEISURE — 13.42% of Total Net Assets
5,000	Disney (Walt) Company	$553,250
18,000	Facebook, Inc. Class A (a)	2,345,760
10,000	Viacom, Inc. Class A	452,500
5,000	Wynn Resorts, Ltd.	507,150

		$3,858,660
	FINANCIAL SERVICES — 15.73% of Total Net Assets
12,000	First Republic Bank	$1,131,960
50,000	Janus Capital Group, Inc.	625,000
50,000	KeyCorp	898,500
18,000	Morgan Stanley	764,820
12,000	Schwab (Charles) Corporation	494,880
8,000	State Street Corporation	609,600

		$4,524,760

Continued on following page.

AGGRESSIVE GROWTH PORTFOLIO

Schedule of Investments

January 31, 2017

Number of Shares		Market Value
	MANUFACTURING — 11.03% of Total Net Assets
8,000	Agilent Technologies, Inc.	$391,760
5,000	Harley-Davidson, Inc.	285,200
7,000	Illinois Tool Works, Inc.	890,400
5,000	IPG Photonics Corporation (a)	574,950
7,000	Parker-Hannifin Corporation	1,029,910

		$3,172,220
	MATERIALS — 2.02% of Total Net Assets
10,000	Nucor Corporation	$580,900

		$580,900
	NATURAL RESOURCES — 6.43% of Total Net Assets
75,000	Freeport-McMoRan, Inc. (a)	$1,248,750
15,000	Newfield Exploration Company (a)	601,200

		$1,849,950
	PHARMACEUTICALS — 8.41% of Total Net Assets
7,000	Amgen, Inc.	$1,096,760
7,000	Celgene Corporation (a)	813,050
7,000	Gilead Sciences, Inc.	507,150

		$2,416,960
	RETAIL — 5.67% of Total Net Assets
7,000	Costco Wholesale Corporation	$1,147,650
10,000	Williams-Sonoma, Inc.	482,100

		$1,629,750
	TRANSPORTATION — 11.04% of Total Net Assets
7,000	FedEx Corporation	$1,323,770
8,000	Kansas City Southern	687,280
15,000	Ryder System, Inc.	1,164,000

		$3,175,050

	Total Portfolio — 99.97% of total net assets (identified cost $12,637,572) (b)	$28,748,740
	Other assets, less liabilities (.03% of total net assets)	9,078

	Net assets applicable to outstanding shares	$28,757,818

	Notes:
	(a) Non-income producing.
	(b) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2017

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

ASSETS
Investments at market value (Notes 1, 4 & 5):
Investments other than securities:
Gold assets (identified cost $546,342,243; $—; $— and $—, respectively)	$592,493,730	$—	$—	$—
Silver assets (identified cost $169,242,344; $—; $— and $—, respectively)	161,283,486	—	—	—
Swiss franc deposits (identified cost $11; $—; $— and $—, respectively)	11	—	—	—

	753,777,227	—	—	—
Swiss franc bonds	230,328,533	—	—	—
Real estate and natural resource stocks	512,455,500	—	—	—
Aggressive growth stocks	514,521,000	—	—	28,748,740
Corporate bonds	312,831,270	—	11,333,984	—
Preferred stocks	—	—	718,725	—
United States Agency securities	—	2,493,591	—	—
United States Treasury securities	435,640,316	13,983,790	—	—

Total investments (identified cost $2,414,548,759; $16,476,532; $12,855,795 and $12,637,572, respectively)	2,759,553,846	16,477,381	12,052,709	28,748,740
Cash	3,116,521	—	—	306,712
Accounts receivable for investments sold	3,081,083	—	—	—
Accounts receivable for shares of the portfolio sold	6,482,748	125	6,000	19,425
Accrued interest, dividends and foreign taxes receivable	30,636,984	31,496	169,071	19,015
Prepaid expenses	67,014	418	248	654

Total assets	2,802,938,196	16,509,420	12,228,028	29,094,546

LIABILITIES
Bank overdraft	—	26,325	256,165	—
Accounts payable for investments purchased	—	—	—	304,287
Accounts payable for shares of the portfolio redeemed	3,205,018	15,001	—	3,422
Accrued investment advisory fees	1,869,622	9,598	8,253	28,931
Accrued distribution and service fees	2,834	—	92	88

Total liabilities	5,077,474	50,924	264,510	336,728

NET ASSETS	$2,797,860,722	$16,458,496	$11,963,518	$28,757,818

Continued on following page.

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2017

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

COMPONENTS OF NET ASSETS
Capital stock	$71,664	$254	$203	$491
Paid-in capital	2,439,257,220	16,457,481	12,822,947	11,487,344

	2,439,328,884	16,457,735	12,823,150	11,487,835
Undistributed net investment income (Notes 1 & 2)	2,110,151	—	33,714	32,392
Accumulated net realized gain (loss) on investments	12,496,150	(88)	(90,260)	1,126,423
Net unrealized appreciation (depreciation) of investments (Notes 1 & 5)	345,005,087	849	(803,086)	16,111,168
Net unrealized depreciation on translation of assets and liabilities in foreign currencies	(1,079,550)	—	—	—

NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$2,797,860,722	$16,458,496	$11,963,518	$28,757,818

COMPUTATION OF NET ASSETS

CLASS I SHARES
Net assets applicable to outstanding shares	$2,795,365,513	$16,458,496	$11,937,257	$28,735,523
Shares outstanding	71,599,636	254,338	202,682	491,030
Net asset value and redemption proceeds per share	$39.04	$64.71	$58.90	$58.52
CLASS A SHARES
Net assets applicable to outstanding shares	$1,567,694	—	$15,608	$11,175
Shares outstanding	40,187	—	265	191
Net asset value per share	$39.01	—	$58.86	$58.50
Offering price per share (NAV per share plus maximum sales charge) (1)	$40.96	—	$61.21	$61.43
CLASS C SHARES
Net assets applicable to outstanding shares	$927,515	—	$10,653	$11,120
Shares outstanding	23,862	—	181	190
Net asset value per share	$38.87	—	$58.83	$58.44
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge) (2)	$38.48	—	$58.24	$57.86

(1)	Maximum sales charge for Class A shares of 5.00% in Permanent Portfolio and Aggressive Growth Portfolio, and 4.00% in Versatile Bond Portfolio.
(2)	Maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares. The CDSC is eliminated one year after purchase.

See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF OPERATIONS

Year Ended January 31, 2017

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

INVESTMENT INCOME (Note 1)
Interest	$24,149,355	$95,760	$496,098	$—
Dividends	20,141,131	—	7,453	520,096
Other income	1,523	—	3,313	—

	44,292,009	95,760	506,864	520,096
EXPENSES (Note 3)
Investment advisory fee	22,917,297	213,084	128,105	336,033
Trustees’ fees and expenses	684,379	4,192	2,961	6,473
Legal expense	112,100	698	415	1,094
Distribution and service fees — Class A	355	—	22	17
Distribution and service fees — Class C	2,479	—	70	70

Total expenses	23,716,610	217,974	131,573	343,687
Less waiver of investment advisory fee	—	(89,719)	(40,454)	—

Net expenses	23,716,610	128,255	91,119	343,687

Net investment income (loss) before foreign income taxes deducted at source	20,575,399	(32,495)	415,745	176,409
Less foreign income taxes deducted at source, net of refundable taxes	(81,922)	—	—	—

NET INVESTMENT INCOME (LOSS)	20,493,477	(32,495)	415,745	176,409

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY (Notes 1, 4 & 5)

Net realized gain (loss) on:
Investments in securities	25,138,003	(88)	(90,259)	3,810,232
Investments other than securities	(14,970,674)	—	—	—
Foreign currency transactions	2,285,668	—	—	—

	12,452,997	(88)	(90,259)	3,810,232
Change in unrealized appreciation of:
Investments	353,373,671	4,617	1,580,982	2,742,265
Translation of assets and liabilities in foreign currencies	685,341	—	—	—

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	366,512,009	4,529	1,490,723	6,552,497

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$387,005,486	$(27,966)	$1,906,468	$6,728,906

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Permanent Portfolio®
	Year Ended January 31, 2017	Year Ended January 31, 2016

OPERATIONS
Net investment income (loss)	$20,493,477	$33,360,909
Net realized gain (loss) on investments in securities	25,138,003	143,509,382
Net realized loss on investments other than securities	(14,970,674)	(137,560,755)
Net realized gain on foreign currency transactions	2,285,668	14,417,546
Net increase from payment by custodian	—	—
Change in unrealized appreciation (depreciation) of investments	353,373,671	(480,800,388)
Change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	685,341	(1,981,873)

Net increase (decrease) in net assets resulting from operations	387,005,486	(429,055,179)

EQUALIZATION ON SHARES ISSUED AND REDEEMED	—	(8,873,823)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Net investment income
Class I	(22,940,095)	(35,701,203)
Class A	(1,549)	—
Class C	(3,802)	—
Net realized gain on investments
Class I	(3,542,052)	(176,763,955)
Class A	(264)	—
Class C	(821)	—

Total distributions to shareholders	(26,488,583)	(212,465,158)

CAPITAL STOCK TRANSACTIONS
Shares sold
Class I	517,836,019	319,221,068
Class A	1,617,286	—
Class C	928,623	—
Distributions reinvested
Class I	22,799,445	183,811,685
Class A	1,693	—
Class C	4,461	—
Shares redeemed
Class I	(869,010,899)	(2,723,432,641)
Class A	(54,126)	—
Class C	(5,899)	—

Net increase (decrease) from capital stock transactions	(325,883,397)	(2,220,399,888)

NET INCREASE (DECREASE) IN NET ASSETS	34,633,506	(2,870,794,048)

NET ASSETS AT BEGINNING OF YEAR	2,763,227,216	5,634,021,264

NET ASSETS AT END OF YEAR	$2,797,860,722	$2,763,227,216

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$2,110,151	$7,784,149

SHARE TRANSACTIONS
Shares sold
Class I	13,524,314	8,252,519
Class A	41,551	—
Class C	23,902	—
Distributions reinvested
Class I	591,885	5,269,830
Class A	44	—
Class C	116	—
Shares redeemed
Class I	(22,917,567)	(71,495,838)
Class A	(1,408)	—
Class C	(156)	—

INCREASE (DECREASE) IN SHARES OUTSTANDING	(8,737,319)	(57,973,489)

Continued on following page.

STATEMENTS OF CHANGES IN NET ASSETS

Short-Term Treasury Portfolio		Versatile Bond Portfolio		Aggressive Growth Portfolio
Year Ended January 31, 2017	Year Ended January 31, 2016	Year Ended January 31, 2017	Year Ended January 31, 2016	Year Ended January 31, 2017	Year Ended January 31, 2016

$(32,495)	$(130,504)	$415,745	$626,718	$176,409	$133,262
(88)	(841)	(90,259)	133,064	3,810,232	2,193,639
—	—	—	—	—	—
—	—	—	—	—	—
—	7,969	—	—	—	—
4,617	(3,536)	1,580,982	(2,310,658)	2,742,265	(7,632,628)

—	—	—	—	—	—

(27,966)	(126,912)	1,906,468	(1,550,876)	6,728,906	(5,305,727)

—	—	(6,353)	(132,772)	28,568	(19,373)

—	—	(339,975)	(552,400)	(166,334)	(502,779)
—	—	(432)	—	(48)	—
—	—	(246)	—	(4)	—

—	—	(35,028)	(96,724)	(3,990,603)	(1,450,118)
—	—	(46)	—	(1,523)	—
—	—	(32)	—	(1,523)	—

—	—	(375,759)	(649,124)	(4,160,035)	(1,952,897)

2,935,183	7,551,840	4,411,010	3,495,244	2,242,293	2,831,269
—	—	14,877	—	10,000	—
—	—	10,000	—	10,000	—

—	—	360,278	625,380	3,966,089	1,907,617
—	—	478	—	1,571	—
—	—	277	—	1,527	—

(6,855,564)	(8,048,939)	(4,425,888)	(10,661,166)	(8,190,794)	(14,295,268)
—	—	(124)	—	—	—
—	—	—	—	—	—

(3,920,381)	(497,099)	370,908	(6,540,542)	(1,959,314)	(9,556,382)

(3,948,347)	(624,011)	1,895,264	(8,873,314)	638,125	(16,834,379)

20,406,843	21,030,854	10,068,254	18,941,568	28,119,693	44,954,072

$16,458,496	$20,406,843	$11,963,518	$10,068,254	$28,757,818	$28,119,693

$—	$(9,733)	$33,714	$11,167	$32,392	$51,019

45,335	116,288	76,056	61,230	36,515	42,004
—	—	259	—	164	—
—	—	176	—	164	—

—	—	6,084	11,624	67,119	31,709
—	—	8	—	27	—
—	—	5	—	26	—

(105,849)	(123,971)	(78,634)	(186,785)	(136,001)	(215,976)
—	—	(2)	—	—	—
—	—	—	—	—	—

(60,514)	(7,683)	3,952	(113,931)	(31,986)	(142,263)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Permanent Portfolio®

Class I Shares (PRPFX) (1)	Year Ended January 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$34.37	$40.72	$42.96	$49.59	$48.69

Income (loss) from investment operations:
Net investment income (2)	.27	.31	.28	.31	.29
Net realized and unrealized gain (loss) on investments and foreign currencies (3)	4.76	(4.22)	.65	(2.34)	1.24

Total income (loss) from investment operations	5.03	(3.91)	.93	(2.03)	1.53

Less distributions from:
Net investment income	(.31)	(.41)	(.27)	(.25)	(.27)
Net realized gain on investments	(.05)	(2.03)	(2.90)	(4.35)	(.36)

Total distributions	(.36)	(2.44)	(3.17)	(4.60)	(.63)

Net asset value, end of year	$39.04	$34.37	$40.72	$42.96	$49.59

Total return (4)	14.65%	(9.69)%	2.30%	(4.12)%	3.17%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$2,795,366	$2,763,227	$5,634,021	$8,992,350	$16,997,810

Portfolio turnover rate	19.08%	5.92%	17.43%	4.29%	23.71%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.82%	.80%	.76%	.72%	.69%
Before Advisory Fee waiver	.82%	.80%	.78%	.77%	.76%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	.71%	.79%	.65%	.65%	.61%
Before Advisory Fee waiver	.71%	.79%	.63%	.60%	.54%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except, through January 21, 2016, the $35 one-time account start-up fee.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Permanent Portfolio®

Class A Shares (PRPDX) (1)	Eight Months Ended January 31, 2017
Net asset value, beginning of period	$37.31

Income from investment operations:
Net investment loss (2)	(.30)
Net realized and unrealized gain on investments and foreign currencies (3)	2.33

Total income from investment operations	2.03

Less distributions from:
Net investment income	(.28)
Net realized gain on investments	(.05)

Total distributions	(.33)

Net asset value, end of period	$39.01

Total return (4)	5.45%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$1,568

Portfolio turnover rate	19.08%	†
Ratio of expenses to average net assets	1.07%	*
Ratio of net investment loss to average net assets	(1.17)%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment loss is based on average shares outstanding during the period.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Permanent Portfolio®

Class C Shares (PRPHX) (1)	Eight Months Ended January 31, 2017
Net asset value, beginning of period	$37.31

Income from investment operations:
Net investment loss (2)	(.21)
Net realized and unrealized gain on investments and foreign currencies (3)	2.04

Total income from investment operations	1.83

Less distributions from:
Net investment income	(.22)
Net realized gain on investments	(.05)

Total distributions	(.27)

Net asset value, end of period	$38.87

Total return (4)	4.92%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$928

Portfolio turnover rate	19.08%	†
Ratio of expenses to average net assets:	1.82%	*
Ratio of net investment loss to average net assets:	(.81)%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment loss is based on average shares outstanding during the period.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Short-Term Treasury Portfolio

Class I Shares (PRTBX) (1)	Year Ended January 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$64.81	$65.20	$65.63	$66.03	$66.41

Loss from investment operations:
Net investment loss (2)	(.12)	(.40)	(.42)	(.40)	(.39)
Net realized and unrealized gain (loss) on investments (3) (4)	.02	.01	(.01)	—	.01

Total loss from investment operations	(.10)	(.39)	(.43)	(.40)	(.38)

Less distributions from:
Net investment income	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$64.71	$64.81	$65.20	$65.63	$66.03

Total return (4) (5)	(.15)%	(.60)%	(.66)%	(.61)%	(.57)%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$16,458	$20,407	$21,031	$25,237	$28,273

Portfolio turnover rate (6) (7)	—%	—%	—%	—%	—%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.71%	.71%	.70%	.69%	.69%
Before Advisory Fee waiver	1.21%	1.21%	1.20%	1.19%	1.19%
Ratio of net investment loss to average net assets:
After Advisory Fee waiver	(.18)%	(.62)%	(.64)%	(.60)%	(.58)%
Before Advisory Fee waiver	(.68)%	(1.12)%	(1.14)%	(1.10)%	(1.08)%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment loss is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)

The receipt of a payment from the Fund’s custodian had the effect of increasing net realized and unrealized gain (loss) on investments by $.02 per share and increasing total return by .03% during the year ended January 31, 2016. Without this payment, total return would have been (.63)% during the year then ended.

(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except, through January 21, 2016, the $35 one-time account start-up fee.
(6)	Through January 21, 2016, portfolio turnover was not applicable since the Portfolio only invested in securities with maturities of one year or less.
(7)	While the Portfolio invested in securities with maturities over one year during the year ended January 31, 2017, securities sold consisted only of securities with maturities of one year or less.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Versatile Bond Portfolio

Class I Shares (PRVBX) (1)	Year Ended January 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$50.55	$60.50	$60.50	$60.93	$59.15

Income (loss) from investment operations:
Net investment income (2)	2.20	2.48	2.37	2.50	1.34
Net realized and unrealized gain (loss) on investments (3)	8.07	(9.41)	.23	(.17)	1.78

Total income (loss) from investment operations	10.27	(6.93)	2.60	2.33	3.12

Less distributions from:
Net investment income	(1.74)	(2.57)	(1.91)	(2.25)	(1.34)
Net realized and unrealized gain on investments	(.18)	(.45)	(.69)	(.51)	—

Total distributions	(1.92)	(3.02)	(2.60)	(2.76)	(1.34)

Net asset value, end of year	$58.90	$50.55	$60.50	$60.50	$60.93

Total return (4)	20.29%	(11.76)%	4.37%	3.90%	5.31%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$11,937	$10,068	$18,942	$14,287	$13,417

Portfolio turnover rate	26.35%	15.63%	38.23%	48.71%	137.43%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.84%	.84%	.82%	.82%	.82%
Before Advisory Fee waiver	1.22%	1.22%	1.19%	1.19%	1.20%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	3.86%	4.23%	3.81%	4.05%	2.24%
Before Advisory Fee waiver	3.48%	3.85%	3.44%	3.68%	1.86%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except, through January 21, 2016, the $35 one-time account start-up fee.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Versatile Bond Portfolio

Class A Shares (PRVDX) (1)	Eight Months Ended January 31, 2017
Net asset value, beginning of period	$56.69

Income from investment operations:
Net investment income (2)	1.31
Net realized and unrealized gain on investments (3)	2.71

Total income from investment operations	4.02

Less distributions from:
Net investment income	(1.67)
Net realized gain on investments	(.18)

Total distributions	(1.85)

Net asset value, end of period	$58.86

Total return (4)	7.06%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$16

Portfolio turnover rate	26.35%	†
Ratio of expenses to average net assets:
After Advisory Fee waiver	1.09%	*
Before Advisory Fee waiver	1.47%	*
Ratio of net investment income to average net assets:
After Advisory Fee waiver	3.34%	*
Before Advisory Fee waiver	2.96%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment income is based on average shares outstanding during the period.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Versatile Bond Portfolio

Class C Shares (PRVHX) (1)	Eight Months Ended January 31, 2017
Net asset value, beginning of period	$56.69

Income from investment operations:
Net investment income (2)	1.02
Net realized and unrealized gain on investments (3)	2.69

Total income from investment operations	3.71

Less distributions from:
Net investment income	(1.39)
Net realized gain on investments	(.18)

Total distributions	(1.57)

Net asset value, end of period	$58.83

Total return (4)	6.53%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$11

Portfolio turnover rate	26.35%	†
Ratio of expenses to average net assets:
After Advisory Fee waiver	1.84%	*
Before Advisory Fee waiver	2.22%	*
Ratio of net investment income to average net assets:
After Advisory Fee waiver	2.61%	*
Before Advisory Fee waiver	2.23%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment income is based on average shares outstanding during the period.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Aggressive Growth Portfolio

Class I Shares (PAGRX) (1)	Year Ended January 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$53.73	$67.53	$65.03	$52.58	$44.68

Income (loss) from investment operations:
Net investment income (2)	.37	.22	.22	.26	.58
Net realized and unrealized gain (loss) on investments (3)	14.07	(10.33)	4.28	13.91	8.39

Total income (loss) from investment operations	14.44	(10.11)	4.50	14.17	8.97

Less distributions from:
Net investment income	(.39)	(.95)	(.21)	(.33)	(.46)
Net realized gain on investments	(9.26)	(2.74)	(1.79)	(1.39)	(.61)

Total distributions	(9.65)	(3.69)	(2.00)	(1.72)	(1.07)

Net asset value, end of year	$58.52	$53.73	$67.53	$65.03	$52.58

Total return (4)	26.70%	(15.50)%	6.83%	26.84%	20.37%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$28,736	$28,120	$44,954	$48,167	$27,678

Portfolio turnover rate	5.52%	7.22%	5.06%	.31%	8.71%
Ratio of expenses to average net assets	1.21%	1.21%	1.20%	1.20%	1.19%
Ratio of net investment income to average net assets	.62%	.34%	.32%	.44%	1.26%

(1)	Information contained herein is for each share of capital stock outstanding during the year.
(2)	Net investment income is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except, through January 21, 2016, the $35 one-time account start-up fee.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Aggressive Growth Portfolio

Class A Shares (PAGDX) (1)	Eight Months Ended January 31, 2017
Net asset value, beginning of period	$60.81

Income from investment operations:
Net investment loss (2)	(.01)
Net realized and unrealized gain on investments (3)	7.25

Total income from investment operations	7.24

Less distributions from:
Net investment income	(.29)
Net realized gain on investments	(9.26)

Total distributions	(9.55)

Net asset value, end of period	$58.50

Total return (4)	11.76%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$11

Portfolio turnover rate	5.52%	†
Ratio of expenses to average net assets	1.46%	*
Ratio of net investment loss to average net assets	(.01)%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment loss is based on average shares outstanding during the period.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Aggressive Growth Portfolio

Class C Shares (PAGHX) (1)	Eight Months Ended January 31, 2017
Net asset value, beginning of period	$60.81

Income from investment operations:
Net investment loss (2)	(.33)
Net realized and unrealized gain on investments (3)	7.24

Total income from investment operations	6.91

Less distributions from:
Net investment income	(.02)
Net realized gain on investments	(9.26)

Total distributions	(9.28)

Net asset value, end of period	$58.44

Total return (4)	11.20%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$11

Portfolio turnover rate	5.52%	†
Ratio of expenses to average net assets	2.21%	*
Ratio of net investment loss to average net assets	(.76)%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment loss is based on average shares outstanding during the period.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

1.	SIGNIFICANT ACCOUNTING POLICIES

Permanent Portfolio Family of Funds (“Fund”) was organized on September 21, 2015 as a Delaware statutory trust under the laws of the State of Delaware and is an open-end, series, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is the successor to Permanent Portfolio Family of Funds, Inc., a Maryland corporation organized on December 14, 1981, pursuant to a plan of reorganization implemented on May 27, 2016. The Fund currently consists of the following four series (each a “Portfolio”): Permanent Portfolio®, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio. Permanent Portfolio®, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio commenced investment operations on December 1, 1982, September 21, 1987, November 12, 1991 and May 16, 1990, respectively. Effective May 31, 2016, existing shares of each Portfolio were renamed Class I shares, and Permanent Portfolio®, Versatile Bond Portfolio and Aggressive Growth Portfolio commenced offering Class A and Class C shares for purchase through brokers and dealers.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class based on its relative net assets.

Each of the Fund’s Portfolios is an investment company, and accordingly, each Portfolio follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification “Financial Services — Investment Companies (Topic 946).” The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses earned and incurred, respectively, during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Each Portfolio’s assets are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are normally valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day. Equity securities that are not traded on a listed exchange or system are valued at the last sales price in the over-the-counter market. If there is no trading in an investment on a business day, the investment will be valued at the mean between its closing bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government and agency securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver bullion are valued at the closing spot settlement price on the New York Commodity Exchange. Gold and silver coins are valued at the price furnished by an independent pricing service. Deposits of Swiss francs and Swiss government bonds will be valued each business day at prices (converted

Continued on following page.

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

into U.S. dollars) quoted by an independent pricing service. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. All investments denominated in foreign currencies are converted into U.S. dollars using exchange rates obtained from an independent pricing service. Investments for which bona fide market quotations are not readily available, or investments for which the Fund’s investment adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is not believed to be reflective of market value, will be valued by the Valuation Committee of the Fund’s investment adviser pursuant to fair value policies approved by the Fund’s Board of Trustees.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during a reporting period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical assets

The Fund’s Level 1 valuation techniques use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

Level 2 — Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Observable inputs may include quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active, in which there are few transactions, where prices may not be current, or where price quotations vary substantially over time or among market participants. Inputs that are observable for an asset or liability in Level 2 include such factors as interest rates, yield curves, foreign exchange rates, put or call provisions, credit risk and default rates for similar assets or liabilities.

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s Level 3 valuation techniques include the use of unobservable inputs that reflect assumptions market participants may use or could be expected to use in pricing an asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that it might reasonably be expected to receive for an investment upon its current sale, consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include,

Continued on following page.

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

but are not limited to: (i) type of the investment; (ii) existence of any contractual restrictions on the investment’s disposition; (iii) price and extent of public trading in similar investments or of comparable investments; (iv) quotations or evaluated prices from broker-dealers and/or pricing services; (v) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (vi) analysis of an issuer’s financial statements; (vii) evaluation of the forces that influence the issuer and the market(s) in which the investment is purchased and sold; and (viii) with respect to debt securities, maturity, coupon, creditworthiness, spread, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

The following is a summary of the inputs used as of January 31, 2017 in valuing the Fund’s assets:

	Level 1 (Quoted Prices in Active Markets for Identical Assets)	Level 2 (Significant Other Observable Inputs)	Level 3 (Significant Unobservable Inputs)	Total

PERMANENT PORTFOLIO®
Gold assets	$592,493,730	$—	$—	$592,493,730
Silver assets	161,283,486	—	—	161,283,486
Swiss franc assets	11	230,328,533	—	230,328,544
Real estate and natural resource stocks	512,455,500	—	—	512,455,500
Aggressive growth stocks †	514,521,000	—	—	514,521,000
Dollar assets:
Corporate bonds †	—	312,831,270	—	312,831,270
United States Treasury securities	435,640,316	—	—	435,640,316

Total Portfolio	$2,216,394,043	$543,159,803	$—	$2,759,553,846

	80.32%	19.68%	—%	100.00%

SHORT-TERM TREASURY PORTFOLIO
United States Agency securities	$2,493,591	$—	$—	$2,493,591
United States Treasury securities	13,983,790	—	—	13,983,790

Total Portfolio	$16,477,381	$—	$—	$16,477,381

	100.00%	—%	—%	100.00%

VERSATILE BOND PORTFOLIO
Corporate bonds †	$—	$11,333,984	$—	$11,333,984
Preferred stocks	718,725	—	—	718,725

Total Portfolio	$718,725	$11,333,984	$—	$12,052,709

	5.96%	94.04%	—%	100.00%

AGGRESSIVE GROWTH PORTFOLIO
Aggressive growth stocks †	$28,748,740	$—	$—	$28,748,740

Total Portfolio	$28,748,740	$—	$—	$28,748,740

	100.00%	—%	—%	100.00%

†

See the Schedules of Investments for Permanent Portfolio and Aggressive Growth Portfolio for each Portfolio’s industry classification of aggressive growth stocks and the Schedules of Investments for Permanent Portfolio and Versatile Bond Portfolio for each Portfolio’s industry classification of corporate bonds.

Continued on following page.

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

Transfers between levels are recognized at the end of a reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended January 31, 2017 and the Fund held no Level 3 assets during the year then ended.

As of January 31, 2017 and during the year then ended, the Fund did not hold any derivative instruments, nor did it engage in any hedging activities using derivative instruments.

Translation of Foreign Currencies

Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the closing rate of exchange; and (ii) purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund separately reports the portions of the results of operations attributable to the effect of changes in foreign exchange rates on the value of investments. Reported net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, foreign currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books versus the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the exchange rate applicable to cash, receivables and liabilities denominated in foreign currencies.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date of purchase, sale or maturity. Interest income is accrued daily and includes amortization of any premiums or discounts for financial and tax reporting purposes using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are recorded on an identified cost basis for financial and tax reporting purposes.

During the year ended January 31, 2017, investment income was earned as follows:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Interest
Corporate bonds	$9,328,419	$—	$496,098	$—
Swiss franc assets	3,800,278	—	—	—
United States Treasury & Agency securities	11,020,658	95,760	—	—
Dividends	20,141,131	—	7,453	520,096
Other income	1,523	—	3,313	—

	$44,292,009	$95,760	$506,864	$520,096

Continued on following page.

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

Federal Taxes

Each of the Fund’s Portfolios will continue to be treated as a separate regulated investment company and each Portfolio intends to qualify under Subchapter M of the United States Internal Revenue Code of 1986, as amended (“Code”). Accordingly, no provision has been made for United States income taxes, as each Portfolio intends to declare necessary dividend distributions from investment company taxable income and net realized capital gains, if any, to its shareholders prior to October 15, 2017, pursuant to the requirements of the Code.

As of January 31, 2017, the Fund’s Permanent Portfolio and Aggressive Growth Portfolio had no capital loss carryforwards available to offset future realized gains, if any, while the Fund’s Short-Term Treasury Portfolio and Versatile Bond Portfolio had $88 of short-term capital loss carryforwards and $85,329 of long-term capital loss carryforwards which are not subject to expiration, respectively, available to offset future realized gains, if any. Any capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit and do not expire, and such capital loss carryforwards must be fully utilized before capital loss carryforwards from earlier periods may be utilized. As a result, if the Fund’s Portfolios have Post-2010 Losses, capital loss carryforwards from earlier periods may be more likely to expire unused. Additionally, net capital losses attributable to investment transactions that occur after October 31 and ordinary losses that occur after December 31 (“Post-October” and “Late-Year Ordinary” losses, respectively), if any, are recognized for federal tax purposes as arising on February 1, the first day of each Portfolio’s next taxable year. The Fund’s Permanent Portfolio had $1,494,892 of Post-October currency losses and $3,296,279 of Late-Year Ordinary losses, the Fund’s Short-Term Treasury Portfolio had no Post-October Losses or Late-Year Ordinary losses, the Fund’s Versatile Bond Portfolio had $4,931 of Post-October Losses and the Fund’s Aggressive Growth Portfolio had $19,124 of Late-Year Ordinary losses.

During the year ended January 31, 2017, the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio incurred no federal excise tax.

The Fund’s Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s Portfolios have analyzed their respective tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns previously filed for open tax years 2014 through 2016 or expected to be taken on the Fund’s Portfolios’ 2017 tax returns. The Fund’s Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Equalization

The Fund follows the accounting practice of equalization, by which a portion of the proceeds from sales and a portion of the costs of redemptions of shares of capital stock are allocated to undistributed net investment income. The effect of this practice is to prevent the calculation of net investment income per share from being affected by sales or redemptions of shares in each Portfolio, and for periods of net issuances of shares, allows undistributed net investment income to exceed distributable investment company taxable income.

Continued on following page.

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

Indemnifications

The Fund indemnifies its officers and trustees for certain liabilities that might arise from the performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund under circumstances that have not occurred.

2.	DISTRIBUTIONS TO SHAREHOLDERS

On December 7, 2016, the Fund paid ordinary income dividends and capital gain distributions to shareholders of record on December 6, 2016. The per share amounts per Portfolio were as follows:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Ordinary Income Dividends
Class I shares	$.31139	$—	$1.73635	$.38601
Class A shares	.28206	—	1.66502	.29484
Class C shares	.22274	—	1.39311	.02260

Short-Term Capital Gain Distributions
Class I shares	—	—	.13843	—
Class A shares	—	—	.13843	—
Class C shares	—	—	.13843	—

Long-Term Capital Gain Distributions
Class I shares	.04808	—	.04047	9.26101
Class A shares	.04808	—	.04047	9.26101
Class C shares	.04808	—	.04047	9.26101

The federal income tax character of such dividends and distributions paid was as follows:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Ordinary income	$22,945,446	$—	$367,817	$166,386
Long-term capital gain †	3,543,137	—	7,942	3,993,649

	$26,488,583	$—	$375,759	$4,160,035

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

On December 9, 2015, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid ordinary income dividends per share of $.41, $2.57 and $.95, respectively, to shareholders of record on December 8, 2015. Also on December 9, 2015, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid long-term capital gain distributions per share of $2.03, $.45 and $2.74, respectively, to shareholders of record on December 8, 2015. The Fund’s Short-Term Treasury Portfolio paid no ordinary income dividends or capital gain distributions during the year ended January 31, 2016.

Continued on following page.

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

The federal income tax character of such dividends and distributions paid was as follows:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Ordinary income	$35,701,203	$—	$552,400	$502,779
Long-term capital gain †	176,763,955	—	96,724	1,450,118

	$212,465,158	$—	$649,124	$1,952,897

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gain on investments, if any, are recorded on the ex-dividend date. The amount of such dividends and distributions are determined in accordance with the Code, which may differ from accounting principles generally accepted in the United States. These differences result primarily from different treatment of net investment income and net realized gains on certain investment securities held by the Fund’s Portfolios. During the year ended January 31, 2017: (i) the Fund’s Permanent Portfolio reclassified $43,240 from undistributed net investment income to accumulated net realized gain on investments and $3,178,789 from undistributed net investment income to paid-in capital; (ii) the Fund’s Short-Term Treasury Portfolio reclassified $42,228 from paid-in capital to undistributed net investment loss; (iii) the Fund’s Versatile Bond Portfolio reclassified $52,545 from undistributed net investment income to paid-in capital; and (iv) the Fund’s Aggressive Growth Portfolio reclassified $28,650 from undistributed net investment income to paid-in capital, to reflect such book and tax basis differences.

As of January 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributible ordinary income	$7,137,328	$—	$33,714	$51,516
Undistributed capital gains (losses)	12,260,144	(88)	(85,329)	1,126,423
Post-October and Late-Year Ordinary losses	(4,791,171)	—	(4,931)	(19,124)
Unrealized appreciation (depreciation) on investments and foreign currencies	343,925,537	849	(803,086)	16,111,168

	$358,531,838	$761	$(859,632)	$17,269,983

3.	INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT

Pacific Heights Asset Management, LLC (“Pacific Heights”) has served as the Fund’s investment adviser since May 1, 2003. Pacific Heights currently serves as investment adviser under an Investment Advisory Contract, dated January 21, 2016, by and between the Fund and Pacific Heights (“Contract”). Pursuant to the Contract, Pacific Heights, subject to the oversight of the Fund’s Board of Trustees, furnishes each Portfolio with a continuous investment program and all administrative services required in connection with the administration of the Fund’s and each Portfolio’s affairs. The investment advisory fee (“Advisory Fee’”) payable to Pacific Heights under the Contract, before any fee waivers, is calculated daily and paid monthly for each Portfolio at the following annual rates as a percentage of average daily net assets: (i) 1.1875% of the first

Continued on following page.

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

$200 million of the Portfolio’s average daily net assets; (ii) .8750% of the next $200 million of the Portfolio’s average daily net assets; (iii) .8125% of the next $200 million of the Portfolio’s average daily net assets; and (iv) .7500% of all of the Portfolio’s average daily net assets in excess of $600 million.

Except for: (i) the Advisory Fee; (ii) fees, costs, expenses and allowances relating to a Portfolio’s investments, including interest on borrowings, if any; (iii) taxes payable by a Portfolio; (iv) brokerage commissions and other charges in the purchase and sale of Portfolio assets; (v) fees and expenses of trustees of the Fund, including fees and disbursements to counsel to the Fund’s independent trustees; (vi) payments pursuant to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act; and (vii) all extraordinary fees, costs and expenses of the Fund or any Portfolio, as defined in the Contract, Pacific Heights pays or reimburses each Portfolio for all of the Portfolio’s ordinary operating expenses out of its Advisory Fee. All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other such fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets.

Quasar Distributors, LLC (“Distributor”) serves as principal underwriter for shares of the Portfolios, and acts as each Portfolio’s distributor in a continuous public offering of each Portfolio’s shares. The Fund’s Board of Trustees has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”) with respect to Class A and Class C shares of the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio. Under the Rule 12b-1 Plan, Class A shares pay service fees at an annual rate of .25% of the average daily net assets of the Portfolio attributable to Class A shares and Class C shares pay distribution and service fees at an aggregate annual rate of 1.00% of the average daily net assets of the Portfolio attributable to Class C shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including Pacific Heights, for any distribution or service activity. These distribution and servicing fees are reported in the Fund’s Statements of Operations.

Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated March 17, 2017 (“Waiver Agreement”), effective through June 1, 2018 for each of the Fund’s Short-Term Treasury Portfolio and Versatile Bond Portfolio, Pacific Heights has agreed to waive portions of its Advisory Fee allocable to: (i) Short-Term Treasury Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets; and (ii) Versatile Bond Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. Neither the Fund nor any Portfolio will be required to reimburse Pacific Heights for amounts waived or paid by Pacific Heights pursuant to the Waiver Agreement. The Waiver Agreement may be terminated or amended only in writing and only with the approval of the Fund’s Board of Trustees.

Pacific Heights is a California limited liability company. Pacific Heights’ manager and the sole trustee of its sole member is Michael J. Cuggino (who is also its President and Chief Executive Officer). Mr. Cuggino is also the President, Secretary and Chairman of the Board of Trustees of the Fund, and has been the portfolio manager of the Fund’s Portfolios since May 1, 2003. In addition

Continued on following page.

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

to the benefits that result from being the trustee of the sole member of Pacific Heights, Mr. Cuggino was paid $100,000 by the Fund during the year ended January 31, 2017 for his service as a trustee of the Fund.

4.	PURCHASES AND SALES OF SECURITIES

The following is a summary of purchases and sales of securities other than short-term securities for the year ended January 31, 2017:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Purchases	$387,082,671	$9,476,441	$3,579,278	$1,575,637
Sales	657,464,203	—	2,781,307	7,499,004

The Fund’s Permanent Portfolio also sold $77,903,154 and $22,441,914 of gold and silver, respectively, during the year ended January 31, 2017.

5.	NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS

The following is a summary of net unrealized appreciation (depreciation) of investments as of January 31, 2017 for federal income tax purposes:

	Permanent Portfolio®	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Aggregate gross unrealized appreciation of investments with excess of value over tax cost:
Investments in securities	$463,370,541	$4,753	$175,093	$17,192,343
Investments other than securities	50,222,677	—	—	—

	513,593,218	4,753	175,093	17,192,343
Aggregate gross unrealized depreciation of investments with excess of tax cost over value:
Investments in securities	(156,558,083)	(3,904)	(978,179)	(1,081,175)
Investments other than securities	(12,030,048)	—	—	—

	(168,588,131)	(3,904)	(978,179)	(1,081,175)

Net unrealized appreciation (depreciation) of investments	$345,005,087	$849	$(803,086)	$16,111,168

6.	SUBSEQUENT EVENTS

The Fund has evaluated the impact of subsequent events on its Portfolios and has determined that there were no subsequent events requiring recognition or disclosure in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Permanent Portfolio Family of Funds

We have audited the accompanying statements of assets and liabilities of Permanent Portfolio Family of Funds (“Fund,” comprising, respectively, the Permanent Portfolio, the Short-Term Treasury Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio), including the schedules of investments, as of January 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned by correspondence with the custodian and broker and a physical observation of the Permanent Portfolio’s gold and silver inventory count as of January 31, 2017. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Permanent Portfolio Family of Funds as of January 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

March 30, 2017

ADDITIONAL INFORMATION

Expense Examples

Six Months Ended January 31, 2017 (Unaudited)

As a shareholder in one or more of the Fund’s Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees (if applicable); and (2) ongoing costs, including management fees, distribution fees pursuant to the Rule 12b-1 Plan (if applicable) and other Portfolio expenses. The Examples on the following page are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at July 31, 2016 and held for the entire six months ended January 31, 2017.

Actual Expenses

The first line with respect to each share class of each Portfolio on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months ended January 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended January 31, 2017” to estimate the expenses you paid on your account during the six months ended January 31, 2017.

Hypothetical Example for Comparison Purposes

The second line with respect to each share class of each Portfolio on the following page provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months ended January 31, 2017. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees (if applicable). Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Continued on following page.

ADDITIONAL INFORMATION

Expense Examples

Six Months Ended January 31, 2017 (Unaudited)

	Beginning Account Value July 31, 2016	Ending Account Value January 31, 2017	Expenses Paid During Six Months Ended January 31, 2017 *	Annualized Net Expense Ratio *
Permanent Portfolio®
Class I Shares (PRPFX)
Actual	$1,000.00	$989.74	$4.10	.82%
Hypothetical (5% return before expenses)	1,000.00	1,021.01	6.14	.82%
Class A Shares (PRPDX)
Actual	1,000.00	987.88	7.47	1.09%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	7.41	1.09%
Class C Shares (PRPHX)
Actual	1,000.00	982.30	11.28	1.82%
Hypothetical (5% return before expenses)	1,000.00	1,015.99	11.19	1.82%

Short-Term Treasury Portfolio
Class I Shares (PRTBX)
Actual	$1,000.00	$995.73	$3.56	.71%
Hypothetical (5% return before expenses)	1,000.00	1,021.57	3.61	.71%

Versatile Bond Portfolio
Class I Shares (PRVBX)
Actual	$1,000.00	$1,021.97	$4.32	.85%
Hypothetical (5% return before expenses)	1,000.00	1,020.86	4.32	.85%
Class A Shares (PRVDX)
Actual	1,000.00	1,020.01	5.59	1.10%
Hypothetical (5% return before expenses)	1,000.00	1,019.61	5.58	1.10%
Class C Shares (PRVHX)
Actual	1,000.00	1,014.28	9.32	1.84%
Hypothetical (5% return before expenses)	1,000.00	1,015.89	9.32	1.84%

Aggressive Growth Portfolio
Class I Shares (PAGRX)
Actual	$1,000.00	$1,037.45	$6.20	1.21%
Hypothetical (5% return before expenses)	1,000.00	1,019.05	6.14	1.21%
Class A Shares (PAGDX)
Actual	1,000.00	1,035.54	7.47	1.46%
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.41	1.46%
Class C Shares (PAGHX)
Actual	1,000.00	1,029.76	11.28	2.21%
Hypothetical (5% return before expenses)	1,000.00	1,014.03	11.19	2.21%

*

The dollar amounts shown as expenses paid during the period then ended are equal to the annualized six month net expense ratio multiplied by the applicable Portfolio’s average account value during the period, multiplied by the number of days in the period (184) divided by the number of days in the Portfolio’s fiscal year (366) (to reflect the one-half year period). For all share classes, hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the period (184) divided by the number of days in the Portfolio’s fiscal year (366).

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ADDITIONAL INFORMATION

Other Information (Unaudited)

Proxy Voting

The Fund’s Portfolios vote proxies relating to their portfolio securities in accordance with the Fund’s Proxy Voting Policies and Procedures. A copy of the Fund’s Proxy Voting Policies and Procedures as well as information regarding how each of the Fund’s Portfolios voted such proxies during the twelve-month period ended June 30, 2016 is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142, or by accessing the SEC’s website at http://www.sec.gov.

Quarterly Holdings

Each of the Fund’s Portfolios files its complete schedule of portfolio holdings for its first and third quarters of each fiscal year on the Fund’s Form N-Q. The Fund’s Form N-Qs for such periods, beginning with the quarter ended October 31, 2004, are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

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ADDITIONAL INFORMATION

Trustees and Officers (Unaudited)

All of the Fund’s trustees and officers may be reached c/o Permanent Portfolio Family of Funds, 600 Montgomery Street, Suite 4100, San Francisco, California 94111. No trustee or officer has any family relationship with another and each of the Fund’s trustees will hold office until their successors have been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The Fund’s officers are elected annually by the Fund’s Board of Trustees and each officer holds office until their successor has been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The principal occupation(s) of the Fund’s trustees and officers are listed below. The Fund’s Statement of Additional Information includes additional information regarding the Fund’s trustees and officers and is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142.

Independent Trustees

DAVID P. BERGLAND

Trustee	Age 81

Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a trustee of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

HUGH A. BUTLER

Trustee	Age 64

Now retired, Mr. Butler was formerly Executive Vice President from 2004 through 2006 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler has served as a trustee of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

ROGER DOEBKE

Trustee	Age 77

President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a trustee of the Fund since 2004 and oversees all four of the Fund’s Portfolios.

Continued on following page.

ADDITIONAL INFORMATION

Trustees and Officers (Unaudited)

Interested Trustees and Officers*

MICHAEL J. CUGGINO*

Chairman, President, Secretary & Trustee	Age 54

A Certified Public Accountant (inactive), Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a trustee of the Fund since 1998. He is the manager and sole trustee of the sole member (also the President and Chief Executive Officer) of the Fund’s investment adviser. Mr. Cuggino oversees all four of the Fund’s Portfolios.

JAMES H. ANDREWS*

Treasurer	Age 62

Mr. Andrews has served as Treasurer of the Fund since 2007 and previously served as Assistant Treasurer of the Fund from 2006 through 2007. He has also served as Director of Finance of the Fund’s investment adviser since 2006. Previously, Mr. Andrews was employed in various financial, investment and operational capacities at Blum Capital Partners LP, an investment management firm located in San Francisco, California from 1994 through 2005.

SUSAN K. FREUND*

Chief Compliance Officer	Age 62

Ms. Freund has served as the Chief Compliance Officer of the Fund and the Fund’s investment adviser since April 2010 and March 2010, respectively. Previously, Ms. Freund served as an independent consultant to various asset management firms from March 2009 through March 2010 and served as President, Secretary, Treasurer and Chief Compliance Officer of the Embarcadero Funds from 2007 through 2009. From 2001 through 2007, Ms. Freund served as Senior Counsel at Bank of the West. Ms. Freund is a member of the State Bar of California.

*	Considered to be an “interested person” within the meaning of the 1940 Act by virtue of, among other considerations, his or her association with the Fund’s investment adviser.

Annual Report

Year Ended January 31, 2017

INVESTMENT ADVISER

Pacific Heights Asset Management, LLC

600 Montgomery Street

San Francisco, California 94111

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, Wisconsin 53201

(for overnight delivery services,

615 East Michigan Street

Milwaukee, Wisconsin 53202)

(800) 341-8900

SHAREHOLDER SERVICES OFFICE

130 South Brune Street

Bartlett, Texas 76511

(254) 527-3102

(800) 531-5142 Nationwide

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

www.permanentportfoliofunds.com

Must be preceded or accompanied by a Prospectus.	04/17

Permanent Portfolio®, The Permanent Portfolio Family of Funds®, A Fund for All Seasons® and The Permanent Portfolio Family of Funds logo are registered trademarks of Pacific Heights Asset Management, LLC. This Report is Copyright© 2017 Permanent Portfolio Family of Funds. All rights reserved.